UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2006

ATHEROS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5480 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 773-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2006, Atheros Communications, Inc., a Delaware corporation (“Atheros”), entered into an agreement (the “Agreement”) to purchase all the outstanding shares of Attansic Technology Corporation, a company organized and existing under the laws of the Republic of China (the “Company”). Under the terms of the Agreement, in exchange for all the outstanding capital of the Company, Atheros has agreed to pay up to $46.5 million in cash, of which a portion will be held in escrow for a period of 2 years following the closing, and up to $25 million in shares of Atheros common stock at closing. The acquisition is currently expected to close in the fourth quarter of 2006 following the satisfaction of regulatory requirements and other customary closing conditions. In connection with the acquisition, the parties will enter into several ancillary agreements, including an escrow agreement.

On October 23, 2006, Atheros issued a press release announcing the Agreement. A copy of the release is filed herewith as Exhibit 99.1.

The statement above regarding the timing of the expected closing of the acquisition constitutes a forward-looking statement within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including risks relating to satisfaction of the conditions to closing of the acquisition and other risks associated with whether the closing might be delayed or not occur. For other factors that could cause Atheros’ results to vary from expectations, please see the risks detailed from time to time in Atheros’ filings with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2006. Atheros undertakes no obligation to revise or update publicly any forward-looking statements.

Item 3.02 Unregistered Sales of Equity Securities

Under the terms of the Agreement described in Item 1.01 above, Atheros will issue up to $25 million in shares of Common Stock, $0.0005 par value, to the security holders of the Company at closing. These shares will be issued pursuant to an exemption under Regulation S promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 23, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2006

ATHEROS COMMUNICATIONS, INC.

By:	/s/ Jack R. Lazar
Name:	Jack R. Lazar
Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 23, 2006.

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